UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

June 26, 2013

Date of Report (Date of earliest event reported)

PULSE ELECTRONICS CORPORATION
(Exact name of registrant as specified in its charter)

Pennsylvania	001-05375	23-1292472
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12220 World Trade Drive
San Diego, CA 92128
(Address of principal executive offices)

(858) 674-8100
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant's Certifying Accountant.

(a) The Audit Committee of the Board of Directors of Pulse Electronics Corporation (the “Company”) recently completed a competitive process to determine which audit firm would serve as the Company's independent registered public accounting firm for the year ended December 27, 2013. On June 26, 2013 the Audit Committee determined to dismiss KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm with immediate effect.

The reports of KPMG on the Company's consolidated financial statements as of and for the years ended December 28, 2012 and December 30, 2011 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. KPMG's audit reports on our effectiveness of internal control over financial reporting as of December 28, 2012 and December 30, 2011 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 28, 2012 and December 30, 2011, and through June 26, 2013, there were no (a) disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to KPMG's satisfaction, would have caused KPMG to make reference to the subject matter thereof in connection with its reports for such years; or (b) reportable events, as described under Item 304(a)(1)(v) of Regulation S-K.

The Company provided KPMG with a copy of this Current Report on Form 8-K, and requested KPMG furnish it with a copy of a letter addressed to the Securities and Exchange Commission indicating whether it agrees with such disclosures. A copy of KPMG's letter dated July 2, 2013 is filed hereto as Exhibit 16.1.

(b) Contemporaneous with the determination to dismiss KPMG, the Audit Committee engaged Grant Thornton LLP as the Company's independent registered public accounting firm for the year ended December 27, 2013 to be effective with the filing of the Company's quarterly report on Form 10-Q for the period ending June 28, 2013.

During the years ended December 28, 2012 and December 30, 2011 and the subsequent interim period through June 26, 2013, the Company did not consult with Grant Thornton LLP regarding any of the following:

(1) the application of accounting principles to a specified transaction,

(2) the type of audit opinion that might be rendered on the Company’s financial statements,

(3) written or oral advice provided that would be an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue, or

(4) any matter that was the subject of a disagreement between the Company and its predecessor auditor as described in Item 304(a)(1)(iv) or a reportable event a s described in Item 304(a)(1)(v) of Regulation S-K

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

16.1	Letter of KPMG LLP, dated July 2, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PULSE ELECTRONICS CORPORATION

Date: July 2, 2013	By:	/s/ Drew A. Moyer
Drew A. Moyer
Senior Vice President and Chief Financial Officer